UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   December 18, 2014

      CONTANGO ORE, INC
(Exact Name of Registrant Specified in Charter)

Delaware	001-35770	27-3431051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3700 Buffalo Speedway, Suite 925	77098
Houston, Texas	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:   (713) 877-1311

                             Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

On December 12, 2014, the Board of Directors of Contango ORE, Inc. (the “Company”) approved an amendment to the Company’s Rights Agreement dated as of December 20, 2012, between the Company and Computershare Trust Company, N.A., as Rights Agent (as amended, the “Rights Plan”).

The amendment extends the Rights Plan by an additional two years to December 19, 2016.

The following description of the terms of the amendment does not purport to be complete and is qualified in its entirety by reference to the amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03          Material Modifications to Rights of Security Holders.

The information set forth under “Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

                           (d)           Exhibits

                           4.1           Amendment No. 3 to Rights Agreement, dated as of December 18, 2014 between Contango ORE, Inc. and Computershare Trust Company, N.A.,
                                           as Rights Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Contango ORE, Inc.

By:	/s/ Leah Gaines
Name:	Leah Gaines
Title:	Vice President and Chief Financial Officer

Dated: December 18, 2014

Exhibit Index

Exhibit

	4.1	Amendment No. 3 to Rights Agreement, dated as of December 18, 2014 between Contango ORE, Inc. and Computershare Trust Company, N.A., as Rights Agent